                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  ASTON FUNDS
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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

                                                             _________ ___, 2007

                                   ASTON FUNDS

                        ASTON/TAMRO LARGE CAP VALUE FUND
                           ASTON/TAMRO SMALL CAP FUND

                            120 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60602

Dear Fellow Shareholder:

     The Aston Funds listed above will hold a joint Special Meeting of Shareholders (the "Special Meeting") on June 28, 2007, at 9:00 a.m. Eastern time, at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581. You are being asked to consider a proposal to approve a new Sub-Investment Advisory Agreement on behalf of each Fund with Tasho Investment, LLC, a recently formed entity that will acquire substantially all of the assets of TAMRO Capital Partners, LLC ("TAMRO") and will assume the TAMRO name as soon as practicable following the transaction. If you are a shareholder of record of one or both of the Aston Funds listed above as of the close of business on May 15, 2007, you are entitled to vote on the proposal with respect to your fund(s). Your portfolio manager will remain the same after the transaction and the new subadviser will be owned principally by the current executive officers of TAMRO.

     While we encourage you to read the Questions and Answers section and the full text of the enclosed proxy statement, the proposal is summarized as follows:

     - For each Fund, to approve a new Sub-Investment Advisory Agreement between Aston Asset Management LLC, each Fund's investment adviser, and Tasho Investment, LLC (to be renamed TAMRO Capital Partners, LLC).

     YOUR FUND'S BOARD OF TRUSTEES HAS APPROVED THE PROPOSAL AND URGES YOU TO VOTE "FOR" EACH PROPOSAL.

YOUR VOTE IS IMPORTANT! Please review the attached proxy statement carefully. Enclosed is a proxy card that we ask you to complete, sign, date and return as soon as possible in the postage-paid envelope. You may also vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. Thank you for your attention and your vote with regard to this important proposal. Please call proxy services at [866-390-7202] if you need more information.

Thank you for your response, and we look forward to serving your future investment needs.

Sincerely,


/s/ Kenneth C. Anderson
-------------------------------------
Kenneth C. Anderson
President

                                                             _________ ___, 2007

                      IMPORTANT NOTICE TO FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal, which will require a shareholder vote.

                              QUESTIONS AND ANSWERS

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT?

     A: TAMRO Capital Partners, LLC ("TAMRO") currently serves as subadviser to Aston Asset Management LLC ("Aston") with respect to Aston/TAMRO Large Cap Value Fund and Aston/TAMRO Small Cap Fund (each a "Fund," and collectively, the "Funds"), each a series of Aston Funds (the "Trust"). On April 13, 2007, Tasho Investment, LLC ("Tasho"), which is principally owned by the executive officers of TAMRO, entered into an asset purchase agreement with TAMRO and ABN AMRO Asset Management Holdings, Inc. ("ABN AMRO"), to purchase substantially all of the assets related to TAMRO's investment advisory business. As soon as practicable following the transaction, Tasho will change its name to TAMRO Capital Partners, LLC. ABN AMRO acquired its interest in TAMRO in February 2001, and is the sole capital interest holder in TAMRO. Accordingly, the transaction is referred to herein as the "Buyback Transaction." As a result of the Buyback Transaction, Tasho would become the subadviser to Aston with respect to each Fund.

          This proxy statement seeks shareholder approval of a new Sub-Investment Advisory Agreement between Tasho and Aston with respect to each Fund. If shareholders approve this proposal and the Buyback Transaction is consummated, the current subadvisory agreement with respect to each Fund will be terminated.

          The enclosed Proxy Statement gives you additional information on the proposed new Sub-Investment Advisory Agreement for your Fund. Please refer to the Proxy Statement for a detailed explanation of the items you are being asked to vote on.

Q:   WHY IS A VOTE ON THE PROPOSED NEW SUBADVISORY AGREEMENT REQUIRED?

     A: The Buyback Transaction will result in the termination of the current Sub-Investment Advisory Agreement between each Fund and TAMRO. The Investment Company Act of 1940, as amended ("1940 Act"), requires shareholders to approve the new Sub-Investment Advisory Agreement between Aston and Tasho for each Fund in order for it to become effective.

Q:   HOW WILL THE BUYBACK TRANSACTION AFFECT THE MANAGEMENT OF MY FUND?

     A: Upon completion of the Buyback Transaction, Aston will remain the investment adviser to your Fund and Tasho will serve as subadviser with respect to your Fund. The current portfolio manager would continue to act as the portfolio manager after the Buyback Transaction, and Tasho expects to retain substantially all of the personnel of TAMRO in place immediately prior to the Buyback Transaction.

Q:   WILL THE PROPOSED CHANGE RESULT IN HIGHER ADVISORY FEES?

     A: No. The fees under the new Sub-Investment Advisory Agreement will remain the same. In addition, the investment advisory agreement between the Trust and Aston dated November 30, 2006 will remain unchanged. As a result, the Buyback Transaction will not result in any changes to the fees of your Fund.

Q:   HAS THE BOARD OF TRUSTEES OF ASTON FUNDS APPROVED THE PROPOSAL?

     A: Yes. The Trustees of Aston Funds, including the Independent Trustees, have approved the proposal for each Fund and unanimously recommend that you vote to approve it.

Q:   WHAT HAPPENS UNTIL THE SHAREHOLDERS' MEETING IS HELD?

     A: TAMRO will continue as the subadviser to your Fund until the Buyback Transaction is consummated. The Buyback Transaction is conditioned on shareholders approving the new Sub-Investment Advisory Agreement with Tasho (to be renamed TAMRO) for each Fund.

Q:   WHAT HAPPENS IF THE NEW SUBADVISORY AGREEMENT IS NOT APPROVED?

     A: The closing of the Buyback Transaction is dependent on shareholders approving the new Sub-Investment Advisory Agreement between Tasho and Aston for each Fund. If the required approvals are not obtained or other conditions to closing are not met, the parties are not obligated to consummate the Buyback Transaction.

Q: WILL MY FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS SOLICITATION?

     A: No. Tasho has agreed to pay half the costs. TAMRO and ABN AMRO have agreed to pay the other half of the costs. The Funds will not bear any of these costs.

Q:   WHOM DO I CALL FOR MORE INFORMATION?

     A:   Please call Shareholder Services at (800) 992-8151.

                                   ASTON FUNDS

                        ASTON/TAMRO LARGE CAP VALUE FUND
                           ASTON/TAMRO SMALL CAP FUND

                            120 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60602

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 28, 2007

To the Shareholders of the Above Named Funds:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Aston/TAMRO Large Cap Value Fund and Aston/TAMRO Small Cap Fund (each a "Fund," collectively, the "Funds"), each a series of Aston Funds (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust's sub-administrator, PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, on June 28, 2007 at 9:00 a.m. Eastern time (the "Special Meeting"), for the following purpose and to transact such other business, if any, as may properly come before the Special Meeting:

     1. For each Fund, to approve a new Sub-Investment Advisory Agreement between Aston Asset Management LLC, each Fund's investment adviser, and Tasho Investment, LLC (to be renamed TAMRO Capital Partners, LLC).

     The Board of Trustees has fixed the close of business on May 15, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                        By Order of the Board of Trustees,
                                        Gerald F. Dillenburg
                                        Senior Vice President, Secretary and
                                        Treasurer

_____________ ___, 2007

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                             INSTRUCTIONS FOR VOTING

     The following general rules apply to voting by mail and will help you to properly sign your proxy card. Please read carefully, because if you do not sign your proxy card properly your vote will be invalidated.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Both parties must sign, and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                            VALID SIGNATURE

CORPORATE ACCOUNTS

(1)  ABC Corp.                          ABC Corp. by
                                           John Doe, Treasurer

(2)  ABC Corp.                          John Doe
        John Doe, Treasurer

(3)  ABC Corp. Profit Sharing Plan      John Doe

TRUST ACCOUNTS

(1)  ABC Trust                          Jane B. Doe, Trustee

(2)  Jane B. Doe, Trustee               Jane B. Doe

        u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1)  John B. Smith, Cust.               John B. Smith

        f/b/o John B. Smith, Jr. UGMA

(2)  Estate of John B. Smith            John B. Smith, Jr., Executor

Rather than mailing in your proxy, you may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.

                                                          ____________ ___, 2007

                                   ASTON FUNDS

                        ASTON/TAMRO LARGE CAP VALUE FUND
                           ASTON/TAMRO SMALL CAP FUND

                            120 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60602

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 28, 2007

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Aston Funds ("Board" or "Trustees"), a Delaware statutory trust (the "Trust"), for Aston/TAMRO Large Cap Value Fund and Aston/TAMRO Small Cap Fund (each a "Fund," and collectively, the "Funds"), for use at a Special Meeting of Shareholders of the Funds to be held at 9:00 a.m. Eastern time on Thursday, June 28, 2007, at the offices of the Trust's sub-administrator, PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, and any adjournments thereof (the "Special Meeting").

     This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are expected to be mailed to shareholders on or about __________ ___, 2007 or as soon as practical thereafter.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

     Shareholders of a Fund are entitled to one vote for each full Share held and fractional votes for fractional Shares. One-third of the aggregate number of Shares entitled to vote, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted for purposes of determining the presence of a quorum for transacting business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. Tasho Investment, LLC ("Tasho"),

TAMRO Capital Partners, LLC ("TAMRO") and ABN AMRO Asset Management Holdings, Inc. ("ABN AMRO") will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy.

     The following table indicates which shareholders are solicited with respect to the proposal:

                                             PROPOSAL
                                      APPROVE NEW SUBADVISORY
               FUND                         AGREEMENT
               ----                   -----------------------
Aston/TAMRO Large Cap Value Fund...              X
Aston/TAMRO Small Cap Fund.........              X

     The proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities," as used in this Proxy Statement, means the affirmative vote of the lesser of (i) 67% of the voting securities of a respective Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a respective Fund. Abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

     The Board has fixed the close of business on May 15, 2007 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of and to vote at the Special Meeting and all adjournments thereof. At the close of business on May 1, 2007, the Funds have issued and outstanding shares as follows:

                                           CLASS OF SHARES
                                       ------------------------
                FUND                   CLASS I          CLASS N
                ----                   -------          -------
Aston/TAMRO Large Cap Value Fund...      N/A           1,172,360
Aston/TAMRO Small Cap Fund.........   6,649,229       11,944,797


     As of February 28, 2007, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of Aston/TAMRO Small Cap Fund. As of February 28, 2007, the Trustees and officers of the Trust as a group beneficially owned 4.29% of Class N Shares of Aston/TAMRO Large Cap Value Fund, as follows:

TITLE OF CLASS    NAME AND ADDRESS OF BENEFICIAL OWNER     AMOUNT     PERCENT OF CLASS
--------------   --------------------------------------   ---------   ----------------
Class N          Leonard F. Amari, Trustee                 22,390          1.79%
                 120 N. LaSalle Street
                 Chicago, IL 60602

Class N          Robert A. Kushner, Trustee                     0          0.00%
                 120 N. LaSalle Street
                 Chicago, IL 60602

Class N          Gregory T. Mutz, Trustee                   6,694          0.53%
                 120 N. LaSalle Street
                 Chicago, IL 60602

TITLE OF CLASS    NAME AND ADDRESS OF BENEFICIAL OWNER      AMOUNT     PERCENT OF CLASS
--------------   --------------------------------------   ---------   -----------------
Class N          Robert B. Scherer, Trustee                    327         0.03%
                 120 N. LaSalle Street
                 Chicago, IL 60602

Class N          Nathan Shapiro, Trustee                         0         0.00%
                 120 N. LaSalle Street
                 Chicago, IL 60602

Class N          Denis Springer, Trustee                         0         0.00%
                 120 N. LaSalle Street
                 Chicago, IL 60602

Class N          Stuart D. Bilton, Chairman and Trustee     22,044         1.76%
                 120 N. LaSalle Street
                 Chicago, IL 60602

CLASS N          ALL TRUSTEES AND OFFICERS AS A GROUP       53,771         4.29%

     As of May 1, 2007, to the best knowledge of the Funds, the following persons owned of record or beneficially 5% or more of the outstanding shares of each Fund.

                        ASTON/TAMRO LARGE CAP VALUE FUND

                                                            SHARES
TITLE OF CLASS        SHAREHOLDER NAME AND ADDRESS           OWNED    PERCENT OWNED (%)
--------------   --------------------------------------   ---------   -----------------
Class N          DCGT as TTEE and/or Cust.                 157,125         13.40%
                 FBO Various Qualified Plans
                 711 High Street
                 Des Moines, IA 50303

Class N          Charles Schwab & Co., Inc.                133,013         11.35%
                 Special Custody Acct. for Exclusive of
                 Customers
                 101 Montgomery St.
                 San Francisco, CA 94104-4122

                           ASTON/TAMRO SMALL CAP FUND

                                                            SHARES
TITLE OF CLASS        SHAREHOLDER NAME AND ADDRESS           OWNED    PERCENT OWNED (%)
--------------   --------------------------------------   ---------   -----------------
Class I          Sheldon & Co.                            1,654,124        24.88%
                 c/o National City
                 Mutual Funds
                 P.O. Box 94984
                 Cleveland, OH 44101-4984

                                                            SHARES
TITLE OF CLASS        SHAREHOLDER NAME AND ADDRESS           OWNED    PERCENT OWNED (%)
--------------   --------------------------------------   ---------   -----------------
Class I          Charles Schwab & Co., Inc.               1,510,904        22.72%
                 Special Custody Acct. for Exclusive of
                 Customers
                 101 Montgomery St.
                 San Francisco, CA 94104-4122

Class I          Wells Fargo Bank NA FBO                  1,111,059        16.71%
                 Nuclear Management Co. 401K
                 P.O. Box 1533
                 Minneapolis, MN 55480

Class I          Merrill Lynch Pierce Fenner & Smith,     1,003,980        15.10%
                 Inc. for the Sole
                 Benefit of It's Customers
                 4800 Deer Lake Dr. East 3rd FL
                 Jacksonville, FL 32246

Class I          DCGT as TTEE and/or Cust.                  423,248         6.37%
                 FBO Principal Financial Group
                 Omnibus Qualified
                 711 High Street
                 Des Moines, IA 50303

Class I          LaSalle Bank, N.A.                         369,442         5.56%
                 Omnibus 66
                 P.O. Box 1443
                 Chicago, IL 60690-1443

Class N          Charles Schwab & Co., Inc.               1,998,941        16.74%
                 Special Custody Account for Exclusive
                 of Customers
                 101 Montgomery St.
                 San Francisco, CA 94104-4122

Class N          Wells Fargo Bank, N.A.                   1,057,087         8.85%
                 FBO Retirement Plan Services
                 P.O. Box 1533
                 Minneapolis, MN 55480

Class N          Wachovia Bank FBO                          764,847         6.40%
                 Various Retirement Plans
                 1525 West Wt. Harris Blvd.
                 Charlotte, NC 28288-1151

Class N          DCGT as TTEE and/or Cust.                  669,055         5.60%
                 FBO Various Qualified Plans
                 711 High Street
                 Des Moines, IA 50303

     THE FUNDS' MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING THE TRUST AT P.O. BOX 9765, PROVIDENCE, RHODE ISLAND 02940, BY CALLING TOLL-FREE 1-800-992-8151 OR BY DOWNLOADING AT WWW.ASTONFUNDS.COM. TO HELP REDUCE FUND EXPENSES AND ENVIRONMENTAL WASTE, THE FUNDS COMBINE MAILINGS FOR MULTIPLE ACCOUNTS GOING TO A SINGLE ADDRESS BY DELIVERING THE FUNDS' REPORTS (ANNUAL AND/OR SEMI-ANNUAL REPORTS) AND PROXY STATEMENTS IN A SINGLE ENVELOPE. IF YOU DO NOT WANT TO CONTINUE CONSOLIDATING YOUR FUND MAILINGS AND PREFER TO RECEIVE SEPARATE MAILINGS WITH MULTIPLE COPIES OF FUND REPORTS AND PROXY STATEMENTS, OR IF YOU CURRENTLY RECEIVE MULTIPLE COPIES AND WOULD LIKE TO REQUEST A SINGLE COPY, PLEASE CALL ONE OF THE FUNDS' REPRESENTATIVES AT 1-800-992-8151 OR WRITE TO THE ADDRESS ABOVE.

     For your convenience, you may submit your vote by mail. If you are mailing your proxy card, you are requested to:

     -    indicate your instructions on the enclosed proxy card;

     -    date and sign the proxy card;

     - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     - allow sufficient time for the proxy card to be received on or before __:__ a.m. Eastern time on ___________ ___, 2007.

     Instead of mailing your proxy, you may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number, you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.

                                   BACKGROUND

     Currently, TAMRO is the subadviser to Aston Asset Management LLC, 120 North LaSalle Street, Chicago, IL 60602 ("Aston") with respect to each Fund. In February 2007, TAMRO informed the Board of Trustees of the Trust that the executive officers of TAMRO intended to purchase substantially all of the assets of TAMRO relating to its investment advisory business. On April 13, 2007, Tasho, which is principally owned by the current executive officers of TAMRO, entered into an asset purchase agreement ("Agreement") with TAMRO and ABN AMRO to purchase substantially all of the assets and liabilities of TAMRO related to its investment advisory business. As soon as practicable following the transaction, Tasho will change its name to TAMRO Capital Partners, LLC. ABN AMRO acquired its interest in TAMRO in February 2001, and is the sole capital interest holder of TAMRO. Accordingly, the transaction is referred to herein as the "Buyback Transaction." ABN AMRO is located at 161 N. Clark Street, Chicago, IL 60601. ABN AMRO is an indirect wholly owned subsidiary of ABN AMRO Holding N.V.

     Subject to the satisfaction or waiver of all closing conditions under the Agreement, ABN AMRO would receive cash consideration at closing, and post-closing earnout payments. The Agreement provides for earnout payments to be paid over a number of years. Upon the closing of the Buyback Transaction, Tasho will serve as subadviser to Aston with respect to each Fund and would be responsible for the day-to-day investment management of each Fund.

     The Board of Trustees of Aston Funds met in person to consider a new Sub-Investment Advisory Agreement with respect to each Fund at a meeting held on March 22, 2007 and determined that each Agreement was in the best interest of each Fund and its existing shareholders. Accordingly, the Board of Trustees, including the Trustees who are not parties to the current Sub-Investment Advisory Agreement, the proposed Sub-Investment Advisory Agreement, or who are not "interested persons" of the Funds, or any current or proposed investment adviser or subadviser as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (hereafter, the "Independent Trustees"), recommended that shareholders approve a new Sub-Investment Advisory Agreement between Aston and Tasho with respect to each Fund, as further described below.

     In determining whether to approve the new Sub-Investment Advisory Agreement in connection with the Buyback Transaction and whether to recommend approval of the Agreement to shareholders, the Board received information and made inquiries into all matters deemed relevant and considered the following factors, among other things:

     - The desire of the executive officers of TAMRO to acquire the business from ABN AMRO;

     - The pros and cons of being associated with a smaller, more entrepreneurial company owned principally by management versus being associated with a larger, more established parent company;

     - The financial strength and resources of Tasho following the Buyback Transaction and the background and reputation of its principals;

     - The anticipated retention by Tasho of substantially all TAMRO personnel, including persons responsible for portfolio management;

     - The subadvisory and investment advisory fee rates for each Fund, which will remain the same after the Buyback Transaction; and

     - The undertaking by Tasho, TAMRO and ABN AMRO to bear all of the costs to the Funds of the Buyback Transaction including the costs of preparing, printing and mailing this Proxy Statement and related solicitation expenses.

     If shareholders of each Fund do not approve the proposal ("Requisite Shareholder Approval"), TAMRO, ABN AMRO and Tasho are not obligated to consummate the Buyback Transaction. Subject to customary closing conditions, the Buyback Transaction is expected to close in the second quarter of 2007.

           PROPOSAL TO APPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

     TAMRO currently serves as the subadviser to Aston with respect to each Fund under a Sub-Investment Advisory Agreement dated November 30, 2006 (the "Current Subadvisory Agreement"). The Current Subadvisory Agreement was the result of a recent transaction between Highbury Financial, Inc. ("Highbury") and ABN AMRO, whereby ABN AMRO agreed to sell substantially all of its assets related to its U.S. mutual fund business to Highbury (the "Highbury Transaction"). Shareholders of the Aston/TAMRO Large Cap Value Fund last approved the Current Subadvisory Agreement on August 25, 2006 and Shareholders of the Aston/TAMRO Small Cap Fund last approved the Current Subadvisory

Agreement on September 20, 2006 as part of the Highbury Transaction (together, the "Highbury Special Meeting"). The Board approved the Current Subadvisory Agreement on May 9, 2006.

     The 1940 Act requires a subadvisory agreement to be approved by the Board, including the Independent Trustees, and each Fund's shareholders in order for it to become effective. In anticipation of the Buyback Transaction, the Board met in person on March 22, 2007 for purposes of, among other things, considering whether it would be in the best interest of each Fund and its shareholders to approve a new Sub-Investment Advisory Agreement between Tasho and Aston (the "New Subadvisory Agreement"). At the Board meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement with respect to each Fund and recommended its approval by shareholders. The Current Subadvisory Agreement will be terminated as of the effective date of the New Subadvisory Agreement.

     In the event shareholders of a Fund do not approve the New Subadvisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. Although shareholders of each Fund vote separately on the proposal for their Fund, the proposals are dependent on each other. If Requisite Shareholder Approval (as previously defined) is not obtained, TAMRO, ABN AMRO and Tasho are not obligated to consummate the Buyback Transaction. The form of the New Subadvisory Agreement is attached hereto as Appendix A.

COMPARISON OF CURRENT SUBADVISORY AGREEMENT AND NEW SUBADVISORY AGREEMENT

     The terms of the New Subadvisory Agreement are substantially the same as those of the Current Subadvisory Agreement, except for the date of effectiveness and the parties to the Agreement. There is no change in the subadvisory fee rate payable by Aston. If approved by shareholders and assuming the Buyback Transaction is consummated, the New Subadvisory Agreement will be effective as of the closing date of the Buyback Transaction and will have an initial term, with respect to each Fund, ending on December 31, 2008. The New Subadvisory Agreement will continue in effect from year to year thereafter if such continuance is approved on behalf of a Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Subadvisory Agreement to the terms of the New Subadvisory Agreement.

     Subadvisory Services. The advisory services to be provided by Tasho under the New Subadvisory Agreement will be identical to the advisory services provided under the Current Subadvisory Agreement. Both the Current Subadvisory Agreement and New Subadvisory Agreement provide that the subadviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by the investment adviser to the subadviser, all on behalf of the Fund and subject to oversight of the Trust's Board and the supervision of Aston. In performing its duties under both the Current Subadvisory Agreement and the New Subadvisory Agreement, the subadviser will monitor the Fund's investments and will comply with the provisions of the Trust's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund.

     Both the Current Subadvisory Agreement and the New Subadvisory Agreement also include several provisions designed to accommodate the use of multiple managers and/or a "manager of managers" structure. Both agreements (i) permit the investment adviser to allocate portions of the portfolio to different investment managers; (ii) prohibit the subadviser from consulting with other subadvisers engaged by the investment adviser, except for affiliates; and (iii) require shareholder approval for amendments to the subadvisory agreement only if required by law. Shareholders of each Fund approved a "manager of managers" structure at the Highbury Special Meeting.

     On April 9, 2007, the Trust and Aston filed an application with the Securities and Exchange Commission ("SEC") pursuant to Section 6(c) of the 1940 Act, for an order of exemption from Section 15(a) thereof and Rule 18f-2 thereunder and from certain disclosure requirements (the "SEC Order"). If approved, a fund of the Trust advised by Aston would not be required to seek shareholder approval of proposed changes in subadvisers or subadvisory agreements. The Trust and Aston cannot predict when their application might be approved. In 2003, the SEC proposed a new rule, Rule 15a-5, that would permit one or more investment advisers to act as subadvisers to a mutual fund without shareholder approval. If adopted, the proposed rule would eliminate the need for a fund to obtain an SEC Order before its investment adviser may engage subadvisers or amend subadvisory arrangements without shareholder approval. Rule 15a-5, as proposed, would require that the subadvisers retained to manage a fund be unaffiliated with the investment adviser, directors, trustees and officers of the investment adviser. In the event that Rule 15a-5 is adopted, the Trust's and Aston's SEC Order would automatically terminate.

     Compensation. Under both the Current Subadvisory Agreement and the New Subadvisory Agreement, Aston pays the subadviser a management fee out of the investment advisory fee it receives from the Fund. Aston receives a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                                      GROSS ADVISORY FEE
                                      (AS A % OF AVERAGE
                FUND                   DAILY NET ASSETS)
                ----                  ------------------
Aston/TAMRO Large Cap Value Fund...          0.80%
Aston/TAMRO Small Cap Fund.........          0.90%

     The subadvisory fee rate payable by Aston to Tasho with respect to each Fund is identical to the subadvisory fee paid under the Current Subadvisory Agreement. For the services provided pursuant to the Current Subadvisory Agreement, Aston pays TAMRO a fee based on each Fund's average daily net assets, computed daily and payable monthly, as follows:

               FUND                          SUB-INVESTMENT ADVISORY FEE
               ----                          ---------------------------
Aston/TAMRO Large Cap Value Fund...      50% of: Advisory Fee Less Expense
                                      Waivers/Reimbursements and Payments to
                                            Third-Party Intermediaries

Aston/TAMRO Small Cap Fund.........      50% of: Advisory Fee Less Expense
                                      Waivers/Reimbursements and Payments to
                                            Third-Party Intermediaries

     Prior to the close of the Highbury Transaction, TAMRO served as investment adviser to each Fund and received investment advisory fees as set forth below. The investment advisory fees earned by TAMRO for each Fund for the fiscal year ended October 31, 2006, as well as any fees waived or expenses reimbursed, are set forth below:

                                         GROSS
                                       ADVISORY                 NET ADVISORY
                                      FEES EARNED    WAIVED    FEES AFTER FEE   REIMBURSED
                FUND                  BY ADVISERS     FEES        WAIVERS*       EXPENSES
                ----                  -----------   --------   --------------   ---------
Aston/TAMRO Large Cap Value Fund...   $  153,760    $ 63,426     $   90,334         --
Aston/TAMRO Small Cap Fund.........    1,668,134     220,883      1,447,251         --

----------
* Under the Current Subadvisory Agreement, Aston and TAMRO would have each received fifty percent (50%) of the amount shown less fifty percent (50%) of payments to third party intermediaries.

     Appendix B includes the advisory fee rates and the net assets of another mutual fund advised by TAMRO with a similar investment objective and policies as the Aston/TAMRO Small Cap Fund.

     Brokerage. Both the Current Subadvisory Agreement and New Subadvisory Agreement authorize the subadviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the subadviser. Both agreements permit the subadviser to rely on Section 28(e) of the Securities Exchange Act of 1934 in placing brokerage transactions. Under that Section, a commission paid to a broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the subadviser determines in good faith that the commission is reasonable in terms of either the transaction or the overall responsibility of the subadviser to the Funds and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

     Payment of Expenses. Under the Current Subadvisory Agreement and New Subadvisory Agreement, the subadviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities purchased for the Fund (including brokerage commissions and other related expenses).

     Limitation on Liability. Under the Current Subadvisory Agreement and New Subadvisory Agreement, the subadviser and its directors, officers, stockholders, employees and agents will not be liable for any error of judgment or mistake of law or for any loss suffered by the subadviser or the Trust in connection with any matters to which the subadviser relates or for any other act or omission in the performance by the subadviser of its duties under either agreement, except that nothing in either agreement shall be construed to protect the subadviser against any liability by reason of the subadviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or for its reckless disregard of its obligations or duties under either agreement.

     Continuance. The Current Subadvisory Agreement of each Fund is in effect for an initial term ending December 31, 2008, and will continue thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve a New Subadvisory Agreement for that Fund and assuming consummation of the Buyback Transaction, the New Subadvisory Agreement will be effective as of the closing date of the Buyback Transaction and will have an initial term ending on December 31, 2008. Thereafter, the New Subadvisory Agreement may be continued for successive one-year periods if such continuance is approved on behalf of the Fund at least annually in the manner required by the 1940 Act.

     Termination. The Current Subadvisory Agreement and New Subadvisory Agreement for each Fund provide that the agreement may be terminated at any time without the payment of any penalty by the investment adviser on sixty (60) days' written notice to the subadviser. The Current Subadvisory Agreement and New Subadvisory Agreement also may be terminated by a Fund with respect to that Fund by action of the Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days' written notice.

INFORMATION CONCERNING TASHO INVESTMENT LLC

     Tasho, located at 1660 Duke Street, Alexandria, Virginia 22314, will be the subadviser to each Fund after the close of the Buyback Transaction. Tasho is expected to have approximately $750 million in assets under management acquired from TAMRO in connection with the Buyback Transaction. As soon as practicable following the Buyback Transaction, Tasho will change its name to TAMRO Capital Partners, LLC.

     Under the terms of the operating agreement that will govern Tasho following the Buyback Transaction, four different groups will have an ownership interest in Tasho: (1) existing executive management of TAMRO, including Mr. Philip Tasho and Ms. Kathleen Neumann, and other employees of TAMRO ("Management"), (2) a limited liability company owned by Management ("Management LLC"), (3) Northern Lights Ventures LLC ("NLV") and (4) Stellate Partners, LLC ("Stellate"). NLV is a private equity firm based in Tacoma, Washington. Stellate is a third-party marketing firm based in South Carolina. One of the principals of NLV was a founder of Stellate. Neither NLV nor Stellate, nor their principals, are affiliated with either ABN AMRO or TAMRO. NLV and Stellate are in the business of investing in, or forming strategic alliances with, investment management firms. Other strategic alliances of NLV and Stellate may compete with TAMRO. Both NLV and Stellate are recently established firms with limited operating histories; however, principals of each firm have significant experience in the investment management industry.

     Management, directly and indirectly through Management LLC, will own approximately 78% of the capital interest of Tasho. NLV and Stellate will own approximately 22% of the capital interest of Tasho. NLV's interest is subject to various protective covenants, preferences on liquidating distributions and additional voting rights.

     The managing member of Tasho will be Mr. Tasho. The managing member and other officers of Tasho, including Ms. Neumann, will be responsible for the day-to-day administration and management of Tasho's affairs. As part of the Agreement, Tasho will acquire all rights, title, and interest in the TAMRO trademarks and names. As a result, Tasho will use the TAMRO name after the closing.

     The table below lists the names and principal occupations of Tasho's principal executive officers. The address of each officer listed below is 1660 Duke Street, Alexandria, Virginia 22314.

      NAME                     TITLE/POSITION
      ----                     --------------
Philip Tasho       Managing Member; Chief Executive
                   Officer and Chief Investment Officer

Kathleen Neumann   President

Betsy Moszeter     Chief Operating Officer and Chief
                   Compliance Officer

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE NEW SUBADVISORY AGREEMENT

     At a meeting of the Trustees of the Trust held on March 22, 2007, the Board of Trustees, including the Independent Trustees, approved the New Subadvisory Agreement and recommended that shareholders of each Fund vote to approve the agreement. The Independent Trustees met separately from the "interested" Trustee of the Trust and any officers of Aston, Tasho or their affiliates to consider approval of the New Subadvisory Agreement and were assisted by independent legal counsel in their deliberations. The Board of Trustees considered materials presented and discussions held at the February and March 2007 meetings specifically relating to the approval of the New Subadvisory Agreement in connection with the purchase of TAMRO's investment advisory business by Tasho.

     The Board, including all of the Independent Trustees, determined that the New Subadvisory Agreement with Tasho will enable the Funds to continue to enjoy high-quality investment advisory services at costs that are appropriate, reasonable and in the best interests of the Funds and their shareholders. In making such determination, the Board, including all of the Independent Trustees, reviewed materials provided by Aston and Tasho including information regarding
(i) the nature, extent and quality of services to be provided; (ii) the sub-advisory fee to be charged and information regarding the expense ratios of the Funds; (iii) fee waivers or expenses to be reimbursed; (iv) potential benefits to be received by affiliates of the subadviser; and (v) information regarding the impact of the Buyback Transaction on the services to be provided to the Funds. The Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the Funds, given the continuity of portfolio management expected following the transaction. Among other matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Subadvisory Agreement were the following:

     Nature, Quality and Extent of Services. The Board considered the impact of the Buyback Transaction on the nature, extent and quality of services expected to be provided under the New Subadvisory Agreement. The Board considered information regarding the financial strength and resources of Tasho following the completion of the Buyback Transaction. The Board also considered the pros and cons of being associated with a smaller, more entrepreneurial company owned principally by management versus being associated with a larger, more established parent company. The Board considered that the newly formed Company intends to retain substantially all personnel of the existing subadviser. The Board noted that the investment approach of the subadviser, and the experience and skills of investment personnel responsible for the day-to-day management of the Funds would not change as a result of the Buyback Transaction. The Board considered the performance of the Funds, taking into account resources available under current ownership and the resources expected under new ownership. Additionally, the Board considered the performance of separate accounts with substantially the same investment objective and strategies as the Funds. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by the subadviser are expected to be satisfactory with respect to each Fund.

     Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rates under the New Subadvisory Agreement as well as the overall management fee structure of the Funds. The Board considered that the subadvisory fee rates were negotiated at arm's length between Aston and Tasho, two unaffiliated parties, and that Aston will compensate the subadviser from its fees. As part of its previous review of the investment advisory agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Funds and whether the Funds will benefit from any economies of scale. The Board concluded that the economies of scale were limited at this time.

     Other Benefits to the Subadviser. The Board also considered the character and amount of other incidental benefits received by the subadviser. The Board considered potential benefits from the use of "soft dollars," noting that the subadviser generally does use portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that any incidental benefits to be received by the subadviser from its relationship with the Funds are expected to be reasonable.

     Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Subadvisory Agreement are fair and reasonable, and that the approval of the New Subadvisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED
                           NEW SUBADVISORY AGREEMENT.

REQUIRED VOTE

     Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, as more fully described on page 2.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Under Delaware law, the Trust is not required to hold annual shareholders' meetings, but it will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Trust's Shares entitled to vote. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders' meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          DISTRIBUTOR AND ADMINISTRATOR

     Set forth below are the names and addresses of the Trust's distributor and administrator:

ADMINISTRATOR                DISTRIBUTOR
-------------                -----------
Aston Asset Management LLC   PFPC Distributors, Inc.
120 North LaSalle Street     760 Moore Road
Chicago, IL 60602            King of Prussia, PA 19406

     On November 30, 2006, as part of the Highbury Transaction, ABN AMRO Investment Fund Services, Inc. ("AAIFS"), the Trust and the Board of Trustees assigned the administration agreement between the Funds and AAIFS to Aston. After the assignment, Aston became the Administrator to the Funds.

     During the fiscal year ended October 31, 2006, Aston/TAMRO Large Cap Value Fund paid AAIFS $24,574 for providing administrative services to the Fund, of which $16,667 was paid to PFPC Inc., as sub-administrator. During the fiscal year ended October 31, 2006, Aston/TAMRO Small Cap Fund paid AAIFS $108,629 for providing administrative services to the Fund, of which $56,619 was paid to PFPC Inc., as sub-administrator.

                         EXPENSES OF PROXY SOLICITATION

     It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by telephone, telegraph, facsimile, Internet or in person. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies will be paid by Tasho, TAMRO and ABN AMRO, and not by the Funds. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $35,000, plus reasonable expenses.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                        By Order of the Board,


                                        ----------------------------------------
                                        Gerald F. Dillenburg
                                        Senior Vice President, Secretary and
                                        Treasurer

                               INDEX OF APPENDICES

APPENDIX A:   FORM OF NEW SUB-INVESTMENT ADVISORY AGREEMENT

APPENDIX B:   FEE RATES AND NET ASSETS OF FUND ADVISED BY TAMRO WITH A SIMILAR
              INVESTMENT OBJECTIVE AND POLICIES

                                   APPENDIX A

                FORM OF SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN
              ASTON ASSET MANAGEMENT LLC AND TASHO INVESTMENT, LLC
                  (TO BE RENAMED TAMRO CAPITAL PARTNERS, LLC)

     SUB-INVESTMENT ADVISORY AGREEMENT (the "Agreement") made this _____ day of ________, 2007 by and between ASTON ASSET MANAGEMENT LLC (hereinafter referred to as the "Investment Adviser") and TASHO INVESTMENT, LLC (hereinafter referred to as the "Subadviser"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                                   WITNESSETH:

     WHEREAS, the Investment Adviser has been retained by Aston Funds, a Delaware statutory trust (the "Trust"), a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") to provide investment advisory services to the Trust with respect to certain series of the Trust set forth in Schedule A hereto as may be amended from time to time (hereinafter referred to as a "Fund" and collectively, the "Funds" of the Trust);

     WHEREAS, the Investment Adviser wishes to enter into a contract with the Subadviser to provide research, analysis, advice and recommendations with respect to the purchase and sale of securities, and make investment commitments with respect to such portion of the Funds' assets as shall be allocated to the Subadviser by the Investment Adviser from time to time (the "Allocated Assets"), subject to oversight by the Trustees of the Trust and the supervision of the Investment Adviser.

     NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

     1. In accordance with the Investment Advisory Agreement between the Trust and the Investment Adviser ("Investment Advisory Agreement") with respect to the Funds, the Investment Adviser hereby appoints the Subadviser to act as Subadviser with respect to the Allocated Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services set forth herein, for the compensation provided herein.

     2. As compensation for the services enumerated herein, the Investment Adviser will pay the Subadviser a fee with respect to the Allocated Assets, which shall be calculated and payable monthly in arrears based on the average daily net assets of the Fund, in an amount equal to 50% of the positive difference, if any, of (x) the advisory fee payable to the Investment Adviser with respect to the Allocated Assets of the Fund (before reduction of the fee payable to Subadviser) minus (y) the sum of: (i) any investment advisory fees waived by the Investment Adviser pursuant to an Expense Limitation Agreement with the Fund, (ii) any reimbursement of expenses by the Investment Adviser pursuant to an Expense Limitation Agreement with the Fund, and (iii) any payments made by the Investment Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund. If the foregoing calculation results in a negative amount, such amount shall be payable by the Subadviser within 30 days of receipt of notice from the Investment Adviser, which notice shall include the basis for the calculation.

     For the purposes of this Agreement, a Fund's "net assets" shall be determined as provided in the Fund's then-current Prospectus (as used herein this term includes the related Statement of Additional Information).

     If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Subadviser's compensation for such fraction of the month shall be prorated based on the number of calendar days of such month during which the Agreement is effective.

     3. This Agreement shall become effective with respect to a Fund as of the date set forth opposite the Fund's name as set forth on Schedule A hereto (the "Effective Date"), provided that it has been approved by the Trustees of the Trust in accordance with the provisions of the 1940 Act and the rules thereunder and, if so required by the 1940 Act and the rules thereunder, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

     4. This Agreement shall continue in effect for the initial term set forth in Schedule A. It shall be renewed automatically thereafter with respect to a Fund by the Investment Adviser and the Subadviser for successive periods not exceeding one year, if and only if such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Trust's Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will terminate automatically with respect to a Fund without the payment of any penalty upon termination of the Investment Advisory Agreement relating to a Fund (accompanied by simultaneous notice to the Subadviser) or upon sixty days' written notice to the Subadviser that the Trustees of the Trust, the Investment Adviser or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the 1940 Act, have terminated this Agreement. This Agreement may also be terminated by the Subadviser with respect to a Fund without penalty upon sixty days' written notice to the Investment Adviser and the Trust.

     This Agreement shall terminate automatically with respect to a Fund in the event of its assignment or, upon notice thereof to the Subadviser, the assignment of the Investment Advisory Agreement, unless its continuation thereafter is approved by the Board of Trustees of the Trust and the shareholders of the Fund if so required by the 1940 Act (in each case as the term "assignment" is defined in Section 2(a)(4) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretive guidance).

     5. Subject to the oversight of the Board of Trustees of the Trust and the Investment Adviser, the Subadviser will provide an investment program for the Allocated Assets, including investment research and management with respect to securities and investments, including cash and cash equivalents, and will determine from time to time what securities and other investments will be purchased, retained or sold. The Subadviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Prospectus, as provided to the Subadviser by the Investment Adviser. The Subadviser further agrees that, in all matters relating to the performance of this Agreement, it:

          (a) shall act in conformity with the Trust's Declaration of Trust, By-Laws and currently effective registration statements under the 1940 Act and the Securities Act of 1933 and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of each Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940 and the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Subadviser with copies of the Trust's Declaration of Trust, By-Laws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials, instructions or directives become effective;

          (b) will pay expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for each Fund, provided that the Subadviser will not pay for or provide a credit with respect to any research provided to it in accordance with
Section 5(c);

          (c) will place orders pursuant to its investment determinations for the Allocated Assets either directly with any broker or dealer, or with the issuer. In placing orders with brokers or dealers, the Subadviser will attempt to obtain the best overall price and the most favorable execution of its orders. Subject to policies established by the Trustees of the Trust and communicated to the Subadviser, it is understood that the Subadviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Investment Adviser or the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Subadviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion;

          (d) will review the daily valuation of securities owned by the Allocated Assets of each Fund as obtained on a daily basis by the Fund's administrator and furnished by it to Subadviser, and will promptly notify the Trust and the Investment Adviser if the Subadviser believes that any such valuations may not properly reflect the market value of any securities owned by the Fund, provided, however, that the Subadviser is not required by this sub-paragraph to obtain valuations of any such securities from brokers or dealers or otherwise, or to otherwise independently verify valuations of any such securities;

          (e) unless otherwise instructed, will be responsible for voting all proxies of the Allocated Assets in accordance with the Proxy Voting Policies and Guidelines of Subadviser (the "Proxy Policy"), provided that such Proxy Policy and any amendments thereto are furnished to the Trust;

          (f) will attend regular business and investment-related meetings with the Trust's Board of Trustees and the Investment Adviser if requested to do so by the Trust and/or the Investment Adviser, and at its expense, shall supply the Board, the officers of the Trust, and the Investment Adviser with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder; and

          (g) will maintain books and records with respect to the securities transactions for the Allocated Assets of each Fund and proxy voting record for the Allocated Assets of the Fund, furnish to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Adviser all of the Subadviser's reports to the Trust's Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

     6. The Investment Adviser or its affiliates may, from time to time, engage other subadvisers to advise other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a "Sub-Advised Fund"). The Subadviser agrees that it will not consult with any other unaffiliated subadviser engaged by the Investment Adviser or its affiliates with respect to transactions in securities or other assets concerning a Fund or another Sub-Advised Fund, except to the extent permitted by the rules under the 1940 Act that permit certain transactions with a subadviser or its affiliates.

     7. Subadviser agrees with respect to the services provided to each Fund that it:

          (a) will promptly communicate to the Investment Adviser such information relating to Fund transactions as the officers and Trustees of the Trust may reasonably request and as communicated to the Subadviser; and

          (b) will treat confidentially and as proprietary information of the Trust all records and other information relative to each Fund and its prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where Subadviser is advised by counsel that the Subadviser may be exposed to civil or criminal contempt or other proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     8. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser acknowledges that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any of such records upon the Trust's request, provided, that Subadviser may retain copies thereof at its own expense. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act relating to transactions placed by Subadviser for the Fund. Subadviser further agrees to maintain each Fund's proxy voting record with respect to the Allocated Assets in a form mutually agreeable between the parties and which contains the information required by Form N-PX under the 1940 Act.

     9. It is expressly understood and agreed that the services to be rendered by the Subadviser to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Subadviser shall be free to provide similar or different services to others so long as its ability to provide the services provided for in this Agreement shall not be materially impaired thereby. In addition, but without limiting any separate agreement between the Subadviser and the Investment Adviser to the contrary, nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     10. The Investment Adviser agrees that it will furnish currently to the Subadviser all information with reference to each Fund and the Trust that is reasonably necessary to permit the Subadviser to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied. Without limiting the generality of the foregoing, Investment Adviser will furnish to Subadviser procedures consistent with the Trust's contract with each Fund's custodian from time to time (the "Custodian"), and reasonably satisfactory to Subadviser, for consummation of portfolio transactions for each Fund by payment to or delivery by the Custodian of all cash and/or securities or other investments due to or from the Fund, and Subadviser shall not have possession or custody thereof or any responsibility or liability with respect to such custody. Upon giving proper instructions to the Custodian, Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     11. The Subadviser and its directors, officers, stockholders, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Trust in connection with any matters to which this Agreement relates or for any other act or omission in the performance by the Subadviser of its duties under this agreement except that nothing herein contained shall be construed to protect the Subadviser against any liability by reason of the Subadviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

     12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. Except to the extent governed by federal law including the 1940 Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

     13. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved as required by applicable law.

     14. Any notice to be given hereunder may be given by personal notification or by facsimile transmission, to the party specified at the address stated below:

     To the Investment Adviser at:

          Aston Asset Management LLC
          120 North LaSalle Street, 25th Floor
          Chicago, Illinois 60602
          Attn: President
          Facsimile: (312) 268-1380

     To the Subadviser at:

          Tasho Investment, LLC (to be renamed TAMRO Capital Partners, LLC) 1660 Duke Street
          Alexandria, Virginia 22314
          Attn: President
          Facsimile: (703) 836-0495

     To a Fund or the Trust at:

          Aston Funds
          120 North LaSalle Street, 25th Floor
          Chicago, Illinois 60602
          Attn: President
          Facsimile: (312) 268-1380

or addressed as such party may from time to time designate by notice to other parties in accordance herewith.

     15. The Subadviser agrees that for any claim by it against a Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of a Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

                [THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

ATTEST:                                 ASTON ASSET MANAGEMENT LLC


                                        By:
-------------------------------------       ------------------------------------


ATTEST:                                 TASHO INVESTMENT, LLC


                                        By:
-------------------------------------       ------------------------------------

                                   SCHEDULE A

Fund                               Effective Date      Initial Term
----                               --------------      ------------
Aston/TAMRO Large Cap Value Fund                    December 31, 2008
Aston/TAMRO Small Cap Fund                          December 31, 2008

                                   APPENDIX B

                   FEE RATES AND NET ASSETS OF FUND ADVISED BY
             TAMRO WITH A SIMILAR INVESTMENT OBJECTIVE AND POLICIES

                                                                                       NET ASSETS
            SIMILAR FUND                                FEE RATE                      AS OF 4/30/07
            ------------              -------------------------------------------   ----------------
Laudus Small-Cap MarketMasters Fund   Assets below or equal to $80 million - 0.70%  $37.78 million(1)
                                      of average daily net assets
                                      Assets over $80 million - 0.60% of average
                                      daily net assets

----------
(1) The Laudus Small-Cap MarketMasters Fund is operated under a manager of managers structure. The net assets shown represent the assets TAMRO manages for the fund.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-525-2778 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                    VOTE BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.


PROXY                                                                     PROXY
                                   ASTON FUND
                        ASTON/TAMRO LARGE CAP VALUE FUND
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 28, 2007
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ASTON FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of Aston/TAMRO Large Cap Value Fund (the "Fund") held of record by the undersigned on May 15, 2007, at the special meeting of shareholders to be held June 28, 2007, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-525-2778
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT















                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ASTON FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.


1. To approve a new Sub-Investment Advisory Agreement between Aston Asset Management LLC, the            FOR     AGAINST    ABSTAIN
   Fund's investment adviser, and Tasho Investment, LLC (to be renamed TAMRO Capital Partners, LLC).     [ ]       [ ]        [ ]


PLEASE MARK VOTES AS IN THIS EXAMPLE:  [X]

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-525-2778 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                    VOTE BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.



PROXY                                                                     PROXY
                                  ASTON FUNDS
                           ASTON/TAMRO SMALL CAP FUND
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 28, 2007
   This Proxy is solicited on behalf of the Board of Trustees of Aston Funds

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of Aston/TAMRO Small Cap Fund (the "Fund") held of record by the undersigned on May 15, 2007, at the special meeting of shareholders to be held June 28, 2007, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.




                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-525-2778
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT















                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ASTON FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.


1. To approve a new Sub-Investment Advisory Agreement between Aston Asset Management LLC, the            FOR     AGAINST    ABSTAIN
   Fund's investment adviser, and Tasho Investment, LLC (to be renamed TAMRO Capital Partners, LLC).     [ ]       [ ]        [ ]


PLEASE MARK VOTES AS IN THIS EXAMPLE:  [X]
